UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

     Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445 Date of fiscal year end: December 31 Date of reporting period: January 1, 2005 - December 31, 2005

Item 1: Reports to Shareholders

2005 Annual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION	8

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	9

UNDERSTANDING YOUR FUND’S EXPENSES	20

TRUSTEES AND OFFICERS	21

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

This report must be accompanied or preceded by a current Prospectus for the Fund.

LETTER TO OUR SHAREHOLDERS

It’s Not Unusual. . . But It’s Not Quite Normal, Either

Dear Shareholder,
          We continue to believe that the downturn earlier in 2005 marked the end of the market working through the various difficulties that took place during the last several years—the terrorist attacks of September 2001; accounting scandals and revelations of fraud that brought down more than a couple of corporate Goliaths; mutual fund trading scandals; war with Iraq; subsequent terrorist strikes in Israel, Indonesia, Madrid and London; record trade and budget deficits; natural disasters in Asia, Louisiana, Mississippi and Texas; skyrocketing energy prices; and ongoing political controversies. Indeed, 2005 may ultimately be remarkable for its unremarkable nature, for its relatively low, but positive, returns. It will also go down as the year in which a six-year period of small-cap outperformance came to an end, though to what degree that will matter in the future remains to be seen. In a year in which little seemed to take investors by surprise, the most unexpected element may have been that one of our overall market predictions (finally) proved to be accurate. Since 2003, we have been unswerving in our conviction that the market had entered a low-return mode, but the success of our own and similar small-cap investment approaches made our predictive remarks inaccurate. Last year was the first time since we began to prognosticate low returns that both small- and large-cap performance, regardless of style, ended the year in the low single digits. We suspect that this means that the stock market has returned to more historically typical, if not normal, behavior after a decade of tumult. However, our reasons have nothing to do with the low returns themselves or the anomalous accuracy of our forecast.
          When the subject is the perennially unpredictable stock market, we are fully aware of the danger of words such as “typical” or “normal,” terms that are difficult to define with precision in any context. Another danger is that “normal” markets often represent a transitional stage between bull and bear extremes. In addition, the farther out one looks from the 10-year period ended 12/31/05, long-term average annual returns for both small- and large-cap stocks reach into the low-to-mid teens, not the single-digit positive returns of 2005. Having issued these caveats, we think that the market has returned to more historically typical behavior, and the reason has to do with the narrowing of the gap between large- and small-cap results in the past year.
          We may look back on 2005 as the year in which everything changed. However, we want to emphasize again that the most significant changes may not be the shifts in leadership to large-cap in general and to small-cap growth within our investment universe (though they are certainly important). The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999.
          Low returns, however, do not equate to a lack of volatility. The Russell 2000’s positive return in 2005 was not

The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999.

2 | ROYCE CAPITAL FUND ANNUAL REPORT 2005

achieved in a straight line, as volatility was quite apparent throughout most of last year. The Russell 2000 posted eight directional high-to-low and/or low-to-high moves of at least 5% in the last 12 months, resulting in two significant declines, each followed by strong rallies.
           With our expectation that leadership rotation between asset categories and styles should be the order of the day and that performance advantages should remain slim, we do not see particularly hard times ahead for small-cap and/or small-cap value. Regardless of what the future brings, it’s important to mention that our approach is not heavily invested in how the rest of the world defines value. In the past five years of terrific small-cap value performance, we continued to scrutinize those areas that were not enjoying the benefits of value’s good fortune, such as Health and Technology. This may seem counterintuitive, even contradictory, but the essence of value investing remains finding what we regard as high-quality companies whose stocks are trading at discounts to our estimate of their worth as businesses. This entails searching in areas that others are ignoring. Markets are always changing, but this aspect of our approach remains the same.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2006
ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO
Average Annual Total Returns Through 12/31/05		Portfolio Diagnostics
July — December 2005 *	15.01%	Average Market Capitalization	$311 million
One-Year	11.61	Weighted Average P/E Ratio	19.0x*
Three-Year	23.75	Weighted Average P/B Ratio	2.1x
Five-Year	16.46	Weighted Average Yield	0.4%
Since Inception (12/27/96)	16.98	Number of Holdings	204
		Fund Net Assets	$384 million
* Not annualized.		* Excludes 28% of portfolio holdings with zero or negative earnings as of 12/31/05.

MANAGER’S DISCUSSION

Royce Capital Fund—Micro-Cap Portfolio (RCM) gained 11.6% in 2005, more than double the return of its small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. The rally that began following the interim small-cap market trough on April 28 extended through much of the year with the Fund’s mostly full participation, more than making up for a dismal performance in 2005’s first half. RCM was up 11.9% in the third quarter and 2.8% in the fourth quarter. More important, the Fund’s long-term and market-cycle results remained strong on an absolute and relative basis. For the periods ended 12/31/05, RCM gained 146.3% from the small-cap market peak on 3/9/00 and 117.0% from the small-cap market trough on 10/9/02, versus respective returns of 19.7% and 114.2% for the small-cap benchmark. RCM also outpaced the Russell 2000 for the one-, three-, five-year and since inception (12/27/96) periods ended 12/31/05. The Fund’s average annual total return since inception was 17.0%.
           On the sector level, RCM had net losses in Health, Industrial Services and Financial Services. Biotech firm Lexicon Genetics uses proprietary gene knockout technology to treat disease. Investors avoided its stock, expecting that the company would be profitable in 2005. We liked both its new business partnerships and its progress toward new treatments enough to hold a position at year end. We were less sanguine about the long-term prospects for ice cream and frozen dessert distributor Cool Brands International, which we sold off between October and December, as well as those for Able Laboratories, especially after the FDA forced a recall of its (mostly prescription) drug line, a move that led us to sell our position in June.
           The Fund’s highest-gaining sector on a dollar basis was Natural Resources, home to the Fund’s holdings in energy, the dominant industry in the U.S. stock market as a whole in 2005. Gammon Lake Resources is a Canadian mineral and precious metals mining company with operations in Nova Scotia and Mexico. Its promising operations in Mexican gold and silver mines attracted interest in a strong market for gold. We sold shares in August and November at solid net gains, but held enough to make it RCM’s top holding at 12/31/05. After reorganizing itself into an income trust in April, top-ten holding Total Energy Services Trust announced increased cash distributions in June and September, which helped to draw investors to what we thought was a well-managed, profitable contract drilling business. Another top-ten holding, Tesco Corporation, provides a number of technologically innovative drilling and other oil well products designed to reduce costs and increase efficiency. The firm has seen some new faces in upper management in the last 18 months and has focused its business in what we regarded as a positive way. Investors seemed to like the changes as well. We trimmed our position in September. Elsewhere in the portfolio, we enjoyed success with Cerus Corporation, which develops systems designed to enhance the safety of blood transfusions. We liked its interesting business and strong balance sheet. Investors seemed drawn to the firm’s ability to pay down recent debt, its success in Japanese and European markets and its slow but steady progress toward clinical trials here in the U.S. We began to reduce our position in October at healthy gains.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

4 | ROYCE CAPITAL FUND ANNUAL REPORT 2005

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Gammon Lake Resources	1.3%
Tesco Corporation	1.3
Drew Industries	1.2
Exponent	1.1
Harris Steel Group	1.1
Western Silver	1.1
Total Energy Services Trust	1.1
Pason Systems	1.1
Argonaut Group	1.0
Novamerican Steel	1.0

Portfolio Sector Breakdown	% of Net Assets

Natural Resources	19.0%
Technology	18.2
Health	14.1
Industrial Products	10.4
Industrial Services	8.0
Financial Intermediaries	4.6
Consumer Services	4.5
Consumer Products	2.9
Financial Services	0.4
Miscellaneous	3.5
Cash and Cash Equivalents	14.4

GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Gammon Lake Resources	$2,816,515
Cerus Corporation	2,357,032
Total Energy Services Trust	2,187,555
Tesco Corporation	2,034,163
RPC	2,033,606

GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss

Lexicon Genetics	$1,584,940
CoolBrands International	1,423,176
Able Laboratories	1,208,895
Hooper Holmes	1,133,849
Multimedia Games	1,008,641

ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO
Average Annual Total Returns Through 12/31/05		Portfolio Diagnostics
July – December 2005*	4.16%	Average Market Capitalization	$896 million
One-Year	8.56	Weighted Average P/E Ratio	17.6x
Three-Year	24.16	Weighted Average P/B Ratio	2.4x
Five-Year	14.82	Weighted Average Yield	0.7%
Since Inception (12/27/96)	15.65	Number of Holdings	95
* Not annualized.		Fund Net Assets	$187 million

MANAGERS’ DISCUSSION

Royce Capital Fund — Small-Cap Portfolio (RCS) gained 8.6% for the calendar year versus a return of 4.6% for its small-cap benchmark, the Russell 2000. The Fund’s 2005 results were primarily the result of losing less than the benchmark in the difficult first quarter, slightly lagging during the more dynamic second and third quarters and outgaining in the year’s final quarter, when returns were generally low, but positive. For the periods ended 12/31/05, RCS’s market-cycle and long-term performances were impressive on both an absolute and relative basis. From the small-cap market peak on 3/9/00, the Fund was well ahead of the Russell 2000, up 154.9% versus 19.7%. From the small-cap market trough on 10/9/02, RCS also outpaced its benchmark, gaining 127.9% compared to a gain of 114.2% for the small-cap index. The Fund also outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/96) periods ended 12/31/05. RCS’s average annual total return since inception was 15.7%.
          Of the Fund’s nine equity sectors, two showed net losses on a dollar basis during 2005, Consumer Products (its largest sector at year end) and Consumer Services. In Consumer Products, we added to our positions in four companies with falling share prices—kitchen cabinet and bathroom vanity maker American Woodmark, Hooker Furniture, shoe and apparel designer Kenneth Cole Products and sportswear apparel company Cutter & Buck. We also purchased more shares of the Fund’s two loss leaders for the calendar year. At the end of 2005, we were confident that gift and home furnishings retailer Pier 1 Imports could reverse the slumping trend its business has undergone. Slower-than-expected growth (and a consequent earnings disappointment) brought down the stock price of personal care and nutritional supplement product distributor Nu Skin Enterprises to a level that we found attractive. Our estimation at year end was that the firm’s long-term prospects remained healthy.
          Consistent with the dominant performance of energy stocks in the U.S. stock market during 2005, RCS’s holdings in the Natural Resources sector as a group led the way in terms of dollar-based gains. The Fund’s top performer in 2005 was Canadian contract driller Ensign Energy Services. The company’s strong presence in western Canada and the Rocky Mountain U.S. and its growing operations in South America helped draw attention to its stock, as did growing earnings and an increase in its fiscal fourth-quarter dividend. Oil and natural gas business St. Mary Land & Exploration Company first attracted our attention with low debt, consistent dividends and steady earnings. Although it had a rising share price in 2005, it was a top-ten holding at year end, mostly due to our belief at the end of 2005 that this well-managed business still had room to grow. Unit Corporation was a firm whose two successful businesses of land contract drilling and exploration for oil and natural gas confounded industry analysts who were used to examining companies that engaged in one or the other activity. We liked its conservative management and ability to thrive in both areas, so we began to build a position in 2002. Its price rose steadily in 2005, leading us to sell some shares in August and December. Outside of Natural Resources, recreational vehicle and manufactured home component maker Drew Industries saw its share price driven higher by record earnings in its fiscal second and third quarters. Having built our position when Foundry Networks was losing money in the first half, we were pleased to see a terrific turnaround from this telecommunications equipment and services company. Its second-half gains were fueled by its growing business and strong earnings.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

6 | ROYCE CAPITAL FUND ANNUAL REPORT 2005

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Foundry Networks	2.4%
Tektronix	2.2
Ethan Allen Interiors	2.1
St. Mary Land & Exploration Company	2.0
Kenneth Cole Products Cl. A	2.0
MAXIMUS	2.0
Hooker Furniture	1.9
Nu Skin Enterprises Cl. A	1.9
eFunds Corporation	1.8
Unit Corporation	1.8

Portfolio Sector Breakdown	% of Net Assets

Consumer Products	19.1%
Technology	16.1
Consumer Services	14.3
Natural Resources	12.1
Industrial Products	7.5
Health	5.6
Financial Intermediaries	4.7
Financial Services	2.9
Industrial Services	2.5
Miscellaneous	2.7
Cash and Cash Equivalents	12.5

GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Ensign Energy Services	$1,591,899
St. Mary Land & Exploration Company	1,494,402
Unit Corporation	1,237,532
Drew Industries	1,056,983
Foundry Networks	1,026,912

GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss

Pier 1 Imports	$1,203,569
Nu Skin Enterprises Cl. A	1,034,603
Sigmatel	966,778
AMERIGROUP Corporation	835,591
PXRE Group	693,423

ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 7

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

Notes To Performance And Statistical Information

       All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus).
       The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
       The Russell 2000 is an unmanaged index of domestic small-cap common stocks. Returns for the market indices used in this Report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-looking Statements

          This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results
  the prospects of the Funds’ portfolio companies
  the impact of investments that the Funds have made or may make the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.

          This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

          The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov. Information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-221-4268 (toll-free), on the website of the SEC, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

This report must be accompanied or preceded by a current Prospectus for the Fund.
Please read the Prospectus carefully before investing or sending money.

8 | ROYCE CAPITAL FUND ANNUAL REPORT 2005

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2005

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 85.6%			Financial Services – 0.4%
			Other Financial Services - 0.4%
Consumer Products – 2.9%			Electro Rent [a]	95,100	$1,417,941
Apparel and Shoes - 0.7%
Stride Rite	197,600	$2,679,456	Total (Cost $1,198,298)		1,417,941

Food/Beverage/Tobacco - 0.8%			Health – 14.1%
Boston Beer Company Cl. A [a,b]	37,900	947,500	Commercial Services - 1.1%
Green Mountain Coffee Roasters [a,b]	23,000	933,800	Discovery Partners International [a,b]	467,700	1,239,405
†Jones Soda [a,b]	88,900	480,060	First Consulting Group [a,b]	335,800	1,971,146
Monterey Gourmet Foods [a]	198,100	798,343	Hooper Holmes	363,700	927,435

		3,159,703			4,137,986

Sports and Recreation - 0.7%			Drugs and Biotech - 6.1%
Arctic Cat	73,000	1,464,380	†Barrier Therapeutics [a,b]	134,600	1,103,720
Thor Industries	29,100	1,166,037	Cardiome Pharma [a]	131,000	1,323,100
			Cell Genesys [a,b]	285,500	1,693,015
		2,630,417	Cerus Corporation [a]	259,200	2,630,880
			Compugen [a]	162,900	693,954
Other Consumer Products - 0.7%			†Dendreon Corporation [a,b]	170,000	921,400
RC2 Corporation [a,b]	74,800	2,656,896	Durect Corporation [a]	133,948	679,116
			DUSA Pharmaceuticals [a]	32,149	346,245
Total (Cost $6,692,021)		11,126,472	†Dyax Corporation [a,b]	250,300	1,319,081
			Gene Logic [a,b]	420,199	1,407,667
Consumer Services – 4.5%			Lexicon Genetics [a,b]	386,100	1,409,265
Leisure and Entertainment - 1.4%			Maxygen [a,b]	121,300	910,963
4Kids Entertainment [a,b]	46,900	735,861	Myriad Genetics [a,b]	72,400	1,505,920
†Mikohn Gaming [a,b]	74,100	731,367	†Nastech Pharmaceutical Company [a,b]	15,900	234,048
Multimedia Games [a,b]	183,700	1,699,225	Nuvelo [a,b]	100,400	814,244
New Frontier Media [a]	310,900	2,030,177	Orchid Cellmark [a]	235,200	1,787,520
			VIVUS [a,b]	619,100	1,832,536
		5,196,630	Zila [a,b]	728,900	2,806,265

Restaurants and Lodgings - 0.5%					23,418,939
Benihana Cl. A [a]	48,645	1,120,781
California Pizza Kitchen [a,b]	29,900	955,903	Health Services - 1.7%
			Bio-Imaging Technologies [a,b]	283,500	907,200
		2,076,684	Cross Country Healthcare [a,b]	54,600	970,788
			†Horizon Health [a]	79,500	1,799,085
Retail Stores - 2.2%			TLC Vision [a,b]	101,400	654,030
A.C. Moore Arts & Crafts [a,b]	77,500	1,127,625	U.S. Physical Therapy [a,b]	116,400	2,149,908
Buckle (The)	52,900	1,705,496
Cache [a,b]	107,100	1,854,972			6,481,011
Cato Corporation Cl. A	124,500	2,670,525
Charlotte Russe Holding [a]	46,500	968,595	Medical Products and Devices - 4.3%
			Adeza Biomedical [a,b]	38,300	806,215
		8,327,213	Aksys [a,b]	495,500	323,413
			Bruker BioSciences [a,b]	666,800	3,240,648
Other Consumer Services - 0.4%			Caliper Life Sciences [a,b]	121,500	714,420
First Cash Financial Services [a,b]	53,000	1,545,480	†Cardiac Science [a,b]	44,149	399,549
			Exactech [a,b]	87,500	1,001,000
Total (Cost $12,571,180)		17,146,007	†Kensey Nash [a,b]	20,500	451,615
			†Langer [a,b]	89,600	465,920
Financial Intermediaries – 4.6%			†Merit Medical Systems [a,b]	95,300	1,156,942
Banking - 1.0%			NMT Medical [a,b]	87,100	1,393,600
Bancorp (The) [a,b]	86,525	1,470,925	Orthofix International [a,b]	31,000	1,236,590
Canadian Western Bank	75,400	2,322,744	OrthoLogic Corporation [a,b]	151,000	739,900
			Possis Medical [a]	146,000	1,452,700
		3,793,669	Synovis Life Technologies [a,b]	75,100	753,253
			Young Innovations	68,750	2,343,000
Insurance - 3.6%
American Safety Insurance Holdings [a]	136,200	2,278,626			16,478,765
Argonaut Group [a,b]	117,000	3,834,090
NYMAGIC	89,900	2,228,621
Navigators Group [a,b]	56,300	2,455,243
United Fire & Casualty Company	78,630	3,179,011

		13,975,591

Total (Cost $9,702,600)		17,769,260

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 9

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Printing - 1.0%
Personal Care - 0.9%			CSS Industries	22,300	$685,279
Lifeline Systems [a,b]	50,840	$1,858,710	Courier Corporation	50,318	1,727,920
Nutraceutical International [a]	129,500	1,754,725	Ennis	81,500	1,480,855

		3,613,435			3,894,054

Total (Cost $48,871,439)		54,130,136	Transportation and Logistics - 2.4%
			Marten Transport [a,b]	115,050	2,096,211
Industrial Products – 10.4%			P.A.M. Transportation Services [a,b]	60,000	1,067,400
Automotive - 0.6%			†Patriot Transportation Holding [a,b]	39,800	2,582,224
Aftermarket Technology [a,b]	60,000	1,166,400	Vitran Corporation Cl. A [a]	166,950	3,288,915
Wescast Industries Cl. A	64,100	968,848
					9,034,750
		2,135,248
			Total (Cost $26,599,954)		30,680,425
Building Systems and Components - 2.2%
Aaon [a,b]	118,800	2,128,896	Natural Resources – 19.0%
Drew Industries [a,b]	160,600	4,527,314	Energy Services - 6.6%
LSI Industries	118,250	1,851,795	Dawson Geophysical [a]	86,300	2,659,766
			Enerflex Systems	48,700	1,124,442
		8,508,005	Gulf Island Fabrication	138,600	3,369,366
			Input/Output [a,b]	380,600	2,675,618
Industrial Components - 0.6%			RPC	133,950	3,528,243
Powell Industries [a]	118,700	2,131,852	Tesco Corporation [a]	259,600	4,802,600
			TETRA Technologies [a,b]	91,875	2,804,025
Machinery - 1.8%			†Total Energy Services Trust	287,700	4,199,982
Cascade Corporation	12,700	595,757
†Key Technology [a]	136,500	1,752,660			25,164,042
Pason Systems	165,100	4,104,598
Tennant Company	9,300	483,600	Oil and Gas - 2.6%
			†Bronco Drilling Company [a,b]	32,000	736,320
		6,936,615	Edge Petroleum [a,b]	87,900	2,189,589
			†Exploration Company of Delaware [a,b]	102,000	658,920
Metal Fabrication and Distribution - 4.3%			†Particle Drilling Technologies [a,b]	176,100	862,802
†Harris Steel Group	188,000	4,221,085	Pioneer Drilling Company [a]	172,600	3,094,718
†Metal Management	125,600	2,921,456	Savanna Energy Services [a]	106,700	2,625,162
†Novamerican Steel [a,b]	93,400	3,676,317
†Olympic Steel [a,b]	137,100	3,406,935			10,167,511
†Steel Technologies	88,600	2,479,914
			Precious Metals and Mining - 9.8%
		16,705,707	Alamos Gold [a]	602,000	3,402,417
			Apex Silver Mines [a]	34,000	540,600
Specialty Chemicals and Materials - 0.1%			Eldorado Gold [a,b]	400,000	1,960,000
Hawkins	35,000	489,650	†Entree Gold [a,b]	652,800	1,011,840
			Etruscan Resources [a]	719,000	989,634
Other Industrial Products - 0.8%			Gammon Lake Resources [a]	411,500	4,896,850
†Color Kinetics [a,b]	87,200	1,254,808	Golden Star Resources [a]	398,400	1,051,776
Peerless Manufacturing [a,b]	53,300	932,750	Hecla Mining Company [a,b]	320,500	1,301,230
Quixote Corporation	44,700	885,060	Kingsgate Consolidated	238,013	802,642
			Metallica Resources [a,b]	1,739,700	3,235,842
		3,072,618	Minefinders Corporation [a,b]	368,000	1,891,520
			Miramar Mining [a]	338,000	845,000
Total (Cost $30,392,071)		39,979,695	Northern Orion Resources [a]	1,021,800	3,382,158
			NovaGold Resources [a]	368,400	3,352,440
Industrial Services – 8.0%			Silver Standard Resources [a,b]	143,800	2,201,578
Commercial Services - 3.8%			Spur Ventures [a]	603,400	669,608
BB Holdings	509,301	3,447,968	Western Silver [a]	373,200	4,202,232
Bennett Environmental [a,b]	124,100	384,710	Yamana Gold [a,b]	309,500	2,045,795
Collectors Universe [a,b]	156,107	2,516,445
CorVel Corporation [a]	36,850	699,782			37,783,162
Exponent [a,b]	152,900	4,339,302
†PDI [a,b]	93,500	1,262,250	Total (Cost $42,392,500)		73,114,715
RCM Technologies [a]	89,800	457,980
RemedyTemp Cl. A [a]	84,200	778,850	Technology – 18.2%
SM&A [a,b]	110,000	905,300	Aerospace and Defense - 1.7%
			†Axsys Technologies [a,b]	72,200	1,295,990
		14,792,587	Ducommun [a]	102,900	2,197,944

Food and Tobacco Processors - 0.8%
Omega Protein [a]	178,200	1,195,722
Zapata Corporation [a]	305,600	1,763,312

		2,959,034

10 | ROYCE CAPITAL FUND ANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			†Essex Corporation [a,b]	55,800	$951,390
Aerospace and Defense (continued)			Globecomm Systems [a]	242,700	1,497,459
Integral Systems	96,200	$1,814,332	KVH Industries [a]	50,900	497,802
†TVI Corporation [a,b]	305,600	1,222,400	PC-Tel [a]	126,100	1,104,636

		6,530,666			7,806,127

Components and Systems - 4.9%			Total (Cost $62,118,326)		69,961,260
†Digi International [a,b]	46,300	485,687
Excel Technology [a]	85,400	2,030,812	Miscellaneous – 3.5%
Lowrance Electronics	97,500	2,555,475	Total (Cost $10,560,136)		13,528,840
Metrologic Instruments [a,b]	84,500	1,627,470
MOCON	30,500	284,260	TOTAL COMMON STOCKS
OSI Systems [a,b]	117,300	2,157,147	(Cost $251,098,525)		328,854,751
Perceptron [a]	147,600	1,045,008
Performance Technologies [a]	169,600	1,389,024	REPURCHASE AGREEMENTS – 14.3%
Richardson Electronics	231,500	1,678,375	State Street Bank & Trust Company, 4.10%
†Rimage Corporation [a,b]	52,200	1,512,756	dated 12/30/05, due 1/3/06, maturity value
†SimpleTech [a,b]	259,700	979,069	$34,947,913 (collateralized by obligations of
TTM Technologies [a,b]	320,800	3,015,520	various U.S. Government Agencies,
			valued at $36,225,000)
		18,760,603	(Cost $34,932,000)		34,932,000

Distribution - 0.2%			Lehman Brothers (Tri-Party),
Jaco Electronics [a]	184,200	628,122	4.05% dated 12/30/05, due 1/3/06,
			maturity value $20,009,000 (collateralized
Internet Software and Services - 1.3%			by obligations of various U.S. Government
†Answers Corporation [a,b]	40,000	458,680	Agencies, valued at $20,410,898)
CryptoLogic	101,900	1,996,221	(Cost $20,000,000)		20,000,000
†EDGAR Online [a,b]	292,000	531,440
Inforte Corporation	213,400	842,930	TOTAL REPURCHASE AGREEMENTS
Packeteer [a,b]	137,300	1,066,821	(Cost $54,932,000)		54,932,000

		4,896,092	COLLATERAL RECEIVED FOR SECURITIES LOANED – 17.5%
			U.S. Treasury Bonds
IT Services - 1.0%			5.25%-10.375% due 11/15/12-2/15/29		129,796
answerthink [a,b]	266,200	1,131,350	Money Market Funds
Forrester Research [a]	155,100	2,908,125	State Street Navigator Securities Lending
			Prime Portfolio		66,892,795
		4,039,475
			TOTAL COLLATERAL RECEIVED
Semiconductors and Equipment - 3.4%			FOR SECURITIES LOANED
†Advanced Energy Industries [a,b]	160,100	1,893,983	(Cost $67,022,591)		67,022,591
Cascade Microtech [a,b]	114,100	1,437,660
CEVA [a]	211,200	1,322,112	TOTAL INVESTMENTS – 117.4%
Integrated Silicon Solution [a,b]	184,000	1,184,960	(Cost $373,053,116)		450,809,342
MIPS Technologies [a,b]	154,900	879,832
PDF Solutions [a,b]	94,900	1,542,125	LIABILITIES LESS CASH
QuickLogic Corporation [a]	150,800	595,660	AND OTHER ASSETS – (17.4)%		(66,739,909)
Semitool [a,b]	151,300	1,646,144
†Staktek Holdings [a,b]	170,000	1,264,800	NET ASSETS – 100.0%		$384,069,433
White Electronic Designs [a]	264,000	1,349,040

		13,116,316

Software - 3.7%
†Fundtech [a,b]	79,000	808,170
InterVideo [a,b]	151,500	1,598,325
iPass [a,b]	405,500	2,660,080
†Omnicell [a,b]	105,000	1,254,750
PLATO Learning [a,b]	410,658	3,260,625
†SupportSoft [a,b]	245,000	1,033,900
Transaction Systems Architects Cl. A [a]	87,100	2,507,609
†Unica Corporation [a,b]	88,000	1,060,400

		14,183,859

Telecommunications - 2.0%
Anaren [a,b]	107,900	1,686,477
Atlantic Tele-Network	35,300	1,479,070
Captaris [a]	159,700	589,293

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 11

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Small-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 87.5%			†Endurance Specialty Holdings	23,800	$853,230
			Erie Indemnity Company Cl. A	6,400	340,480
Consumer Products – 19.1%			ProAssurance Corporation [a]	14,100	685,824
Apparel and Shoes - 8.6%			Scottish Re Group	15,400	378,070
Kenneth Cole Productions Cl. A	147,200	$3,753,600
†Columbia Sportswear Company [a]	41,100	1,961,703			7,693,710
Cutter & Buck	167,649	1,872,639
K-Swiss Cl. A	92,400	2,997,456	Other Financial Intermediaries - 0.6%
Polo Ralph Lauren Cl. A	16,500	926,310	TSX Group	26,000	1,047,426
Stride Rite	197,800	2,682,168
†Timberland Company Cl. A [a]	60,500	1,969,275	Total (Cost $6,623,887)		8,741,136

		16,163,151	Financial Services – 2.9%
			Information and Processing - 1.8%
Food/Beverage/Tobacco - 0.7%			eFunds Corporation [a]	142,900	3,349,576
Boston Beer Company Cl. A [a]	51,300	1,282,500
			Investment Management - 1.1%
Home Furnishing and Appliances - 6.0%			Cohen & Steers	109,500	2,039,985
American Woodmark	61,000	1,512,190
Ethan Allen Interiors	105,800	3,864,874	Total (Cost $3,732,809)		5,389,561
Hooker Furniture	207,500	3,558,625
Stanley Furniture Company	97,500	2,260,050	Health – 5.6%
			Drugs and Biotech - 1.0%
		11,195,739	Lexicon Genetics [a]	98,800	360,620
			Myriad Genetics [a]	47,000	977,600
Sports and Recreation - 1.3%			Perrigo Company	37,200	554,652
Winnebago Industries	70,800	2,356,224
					1,892,872
Other Consumer Products - 2.5%
RC2 Corporation [a]	76,920	2,732,199	Health Services - 2.8%
Radica Games	212,500	1,897,625	AMERIGROUP Corporation [a]	48,500	943,810
			Cross Country Healthcare [a]	32,700	581,406
		4,629,824	Healthcare Services Group	53,010	1,097,837
			Horizon Health [a]	16,300	368,869
Total (Cost $33,639,718)		35,627,438	U.S. Physical Therapy [a]	123,700	2,284,739

Consumer Services – 14.3%					5,276,661
Direct Marketing - 1.9%
Nu Skin Enterprises Cl. A	201,800	3,547,644	Personal Care - 1.8%
			†Inter Parfums	119,300	2,142,628
Leisure and Entertainment - 1.2%			Nutraceutical International [a]	90,504	1,226,329
Dover Downs Gaming & Entertainment	114,000	1,613,100
Multimedia Games [a]	62,900	581,825			3,368,957

		2,194,925	Total (Cost $9,142,497)		10,538,490

Restaurants and Lodgings - 5.2%			Industrial Products – 7.5%
Applebee’s International	84,400	1,906,596	Automotive - 0.7%
CBRL Group	57,800	2,031,670	Strattec Security [a]	31,500	1,273,230
CEC Entertainment [a]	60,100	2,045,804
†Ruby Tuesday	92,300	2,389,647	Building Systems and Components - 2.5%
Ryan’s Restaurant Group [a]	111,400	1,343,484	Drew Industries [a]	104,600	2,948,674
			Simpson Manufacturing	50,500	1,835,675
		9,717,201
					4,784,349
Retail Stores - 6.0%
†BJ’s Wholesale Club [a]	72,200	2,134,232	Construction Materials - 0.6%
Big Lots [a]	86,200	1,035,262	Florida Rock Industries	21,600	1,059,696
Buckle (The)	58,300	1,879,592
Claire’s Stores	80,400	2,349,288	Machinery - 2.7%
Pier 1 Imports	169,400	1,478,862	Lincoln Electric Holdings	46,900	1,860,054
Talbots	17,700	492,414	†Rofin-Sinar Technologies [a]	58,000	2,521,260
†Too [a]	70,200	1,980,342	Woodward Governor Company	8,200	705,282

		11,349,992			5,086,596

Total (Cost $26,936,209)		26,809,762	Metal Fabrication and Distribution - 1.0%
			†Metal Management	81,000	1,884,060
Financial Intermediaries – 4.7%
Insurance - 4.1%			Total (Cost $10,490,636)		14,087,931
AmerUs Group	37,000	2,096,790
Aspen Insurance Holdings	42,500	1,005,975	Industrial Services – 2.5%
†Assured Guaranty	91,900	2,333,341	Commercial Services - 2.5%
			FTI Consulting [a]	34,100	935,704
			†Korn/Ferry International [a]	100,800	1,883,952

12 | ROYCE CAPITAL FUND ANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			OmniVision Technologies [a]	55,100	$1,099,796
Commercial Services (continued)			†Sigmatel [a]	158,700	2,078,970
†SM&A [a]	229,100	$1,885,493
					5,331,258
Total (Cost $4,448,374)		4,705,149
			Software - 2.2%
Natural Resources – 12.1%			InterVideo [a]	184,516	1,946,644
Energy Services - 4.0%			iPass [a]	292,300	1,917,488
Ensign Energy Services	81,600	3,293,623	ManTech International Cl. A [a]	11,600	323,176
Oil States International [a]	18,300	579,744
Patterson-UTI Energy	35,400	1,166,430			4,187,308
TETRA Technologies [a]	80,150	2,446,178
			Telecommunications - 4.8%
		7,485,975	Catapult Communications [a]	134,800	1,993,692
			Foundry Networks [a]	323,300	4,464,773
Oil and Gas - 5.1%			†Intervoice [a]	238,100	1,895,276
Cimarex Energy [a]	56,618	2,435,140	NETGEAR [a]	27,500	529,375
St. Mary Land & Exploration Company	103,100	3,795,111
Unit Corporation [a]	59,900	3,296,297			8,883,116

		9,526,548	Total (Cost $27,390,485)		30,094,761

Precious Metals and Mining - 3.0%			Miscellaneous – 2.7%
†Agnico-Eagle Mines	105,000	2,074,800	Total (Cost $5,016,030)		5,119,989
Glamis Gold [a]	47,100	1,294,308
†Pan American Silver [a]	118,200	2,225,706	TOTAL COMMON STOCKS
			(Cost $140,653,774)		163,721,554
		5,594,814
			REPURCHASE AGREEMENT – 12.7%
Total (Cost $13,233,129)		22,607,337	State Street Bank & Trust Company, 4.10%
			dated 12/30/05, due 1/3/06, maturity value
Technology – 16.1%			$23,741,811 (collateralized by obligations
Components and Systems - 3.1%			of various U.S. Government Agencies,
Rimage Corporation [a]	20,054	581,165	valued at $24,325,000)
TTM Technologies [a]	122,400	1,150,560	(Cost $23,731,000)		23,731,000
Tektronix	146,700	4,138,407
			TOTAL INVESTMENTS – 100.2%
		5,870,132	(Cost $164,384,774)		187,452,554

IT Services - 3.1%			LIABILITIES LESS CASH
MAXIMUS	101,900	3,738,711	AND OTHER ASSETS – (0.2)%		(414,002)
Perot Systems Cl. A [a]	147,400	2,084,236
			NET ASSETS – 100.0%		$187,038,552
		5,822,947

Semiconductors and Equipment - 2.9%
Entegris [a]	192,600	1,814,292
Fairchild Semiconductor International Cl. A [a]	20,000	338,200

[a]	Non-income producing.
[b]	A portion of these securities were on loan at December 31, 2005.
†	New additions in 2005 (unaudited).
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2005 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 13

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2005

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)*	$395,877,342	$163,721,554
Repurchase agreements (at cost and value)	54,932,000	23,731,000
Cash	93,179	68,323
Receivable for investments sold	881,053	470,538
Receivable for capital shares sold	845,861	304,898
Receivable for dividends and interest	133,380	80,138
Prepaid expenses and other assets	8,483	3,353

Total Assets	452,771,298	188,379,804

LIABILITIES:
Payable for collateral on loaned securities	67,022,591	–
Payable for investments purchased	563,592	530,712
Payable for capital shares redeemed	632,957	600,871
Payable for investment advisory fees	404,930	158,820
Accrued expenses	77,795	50,849

Total Liabilities	68,701,865	1,341,252

Net Assets	$384,069,433	$187,038,552

ANALYSIS OF NET ASSETS:
Paid-in capital	$282,699,868	$151,857,045
Undistributed net investment income (loss)	(5,081,255)	160,251
Accumulated net realized gain (loss) on investments	28,694,594	11,953,476
Net unrealized appreciation (depreciation) on investments	77,756,226	23,067,780

Net Assets	$384,069,433	$187,038,552

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	30,550,837	19,341,597

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)	$12.57	$9.67

*Investments at identified cost	$318,121,116	$140,653,77

Market value of loaned securities	$64,548,400	$–

14 | ROYCE CAPITAL FUND ANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/05	12/31/04	12/31/05	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,775,813)	$(2,295,755)	$160,086	$(491,235)
Net realized gain (loss) on investments	28,956,930	29,871,264	11,965,241	7,544,417
Net change in unrealized appreciation
(depreciation) on investments	12,203,221	11,728,872	726,771	11,892,734

Net increase (decrease) in net assets
from investment operations	39,384,338	39,304,381	12,852,098	18,945,916

DISTRIBUTIONS:
Net investment income	(1,950,328)	–	–	–
Net realized gain on investments	(5,892,672)	(24,637,306)	(1,915,818)	(5,303,513)

Total distributions	(7,843,000)	(24,637,306)	(1,915,818)	(5,303,513)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	66,452,688	86,009,942	76,001,944	48,943,577
Distributions reinvested	7,842,998	24,637,303	1,915,817	5,303,512
Value of shares redeemed	(67,266,801)	(29,467,535)	(12,726,716)	(14,368,978)

Net increase (decrease) in net assets
from capital share transactions	7,028,885	81,179,710	65,191,045	39,878,111

NET INCREASE (DECREASE) IN NET ASSETS	38,570,223	95,846,785	76,127,325	53,520,514
NET ASSETS:
Beginning of year	345,499,210	249,652,425	110,911,227	57,390,713

End of year	$384,069,433	$345,499,210	$187,038,552	$110,911,227

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(5,081,255)	$(2,019,877)	$160,251	$(278)

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	5,712,620	7,579,529	8,192,874	5,927,780
Shares issued for reinvestment of distributions	627,942	2,188,037	194,499	601,988
Shares redeemed	(5,844,926)	(2,610,969)	(1,376,051)	(1,757,039)

Net increase (decrease) in shares outstanding	495,636	7,156,597	7,011,322	4,772,729

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 15

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2005

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Dividends	$1,288,563	$1,171,612
Interest	1,395,027	607,340
Securities lending	141,337	–

Total income	2,824,927	1,778,952

Expenses:
Investment advisory fees	4,321,143	1,464,565
Custody	99,028	77,097
Shareholder reports	82,754	21,770
Administrative and office facilities	28,299	10,316
Trustees’ fees	20,292	8,024
Shareholder servicing	12,116	10,201
Audit	10,000	10,000
Legal	4,263	1,564
Other expenses	22,845	15,329

Total expenses	4,600,740	1,618,866

Net investment income (loss)	(1,775,813)	160,086

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	28,956,930	11,965,241
Net change in unrealized appreciation (depreciation) on investments	12,203,221	726,771

Net realized and unrealized gain (loss) on investments	41,160,151	12,692,012

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$39,384,338	$12,852,098

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gain(Loss) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)

2005 (c)	$11.50	$(0.05)	$1.38	(0.06)	$(0.20)	$12.57	11.61%	$384,069	1.33%	(0.51)%	38%
2004 (c)	10.90	(0.09)	1.58	–	(0.89)	11.50	13.85%	345,499	1.34%	(0.78)%	38%
2003 (c)	7.60	(0.08)	3.80	–	(0.42)	10.90	49.16%	249,652	1.35%	(0.84)%	41%
2002 (c)	9.00	(0.08)	(1.08)	–	(0.24)	7.60	(12.87)%	133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	–	(0.14)	9.00	29.71%	106,501	1.35%	(0.61)%	18%
SMALL-CAP PORTFOLIO (b)

2005 (c)	$9.00	$0.01	$0.76	–	$(0.10)	$9.67	8.56%	$187,039	1.11%	0.11%	45%
2004 (c)	7.59	(0.05)	1.93	–	(0.47)	9.00	24.95%	110,911	1.14%	(0.62)%	47%
2003 (c)	5.71	(0.04)	2.38	–	(0.46)	7.59	41.10%	57,391	1.21%	(0.55)%	70%
2002 (c)	6.66	(0.05)	(0.87)	–	(0.03)	5.71	(13.81)%	18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)	1.34	–	(1.04)	6.66	20.97%	3,324	1.35%	(0.74)%	188%

(a)	Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 2003, 2002 and 2001, the expense ratios before the waivers have been 1.36%, 1.38% and 1.58%, respectively.
(b)	Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 2002 and 2001, the expense ratios before the waivers would have been 1.87% and 2.20%, respectively.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

16 | ROYCE CAPITAL FUND ANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
Summary of Significant Accounting Policies:
     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2005.

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the year ended December 31, 2005, Micro-Cap Portfolio recorded advisory fees of $4,321,143 and Small-Cap Portfolio recorded advisory fees of $1,464,565.

ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Purchases and Sales of Investment Securities:
      For the year ended December 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$113,722,812	$124,909,829
Small-Cap Portfolio	$110,845,410	$57,457,722

Tax Information:
      At December 31, 2005, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$379,265,126	$71,544,216	$85,981,853	$14,437,637
Small-Cap Portfolio	164,390,184	23,062,370	29,728,357	6,665,987

     The primary differences between book and tax basis cost are the timing of the recognition of losses on securities sold for book and tax purposes and the unrealized appreciation on Passive Foreign Investment Companies.
     Distributions during the years ended December 31, 2005 and 2004, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2005	2004	2005	2004

Micro-Cap Portfolio	$4,990,459	$3,957,687	$2,852,541	$20,679,619
Small-Cap Portfolio	791,072	3,117,605	1,124,746	2,185,908

     The tax basis components of distributable earnings at December 31, 2005, were as follows:

		Undistributed		Total
	Undistributed	Long-term	Net Unrealized	Distributable
	Ordinary Income	Capital Gains	Appreciation	Earnings

Micro-Cap Portfolio	$5,262,593	$24,562,756	$71,544,216	$101,369,565
Small-Cap Portfolio	4,105,391	8,013,746	23,062,370	35,181,507

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2005, the funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Micro-Cap Portfolio	$664,763	$(480,937)	$(183,826)
Small-Cap Portfolio	443	(443)	-

18 | ROYCE CAPITAL FUND ANNUAL REPORT 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial positions of Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Fund”) at December 31, 2005, the changes in each of their net assets for each of the two years in the period then ended, the results of each of their operations for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2006

ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 19

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

          As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire six-month period ended December 31, 2005. These examples do not include any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

Actual Expenses
           The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000 (for example, an $8,600 account value divided by $1,000 - 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
          The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/05	12/31/05	Period(1)	7/1/05	12/31/05	Period(1)	Ratio(2)

Micro-Cap Portfolio	$1,000.00	$1,150.10	$7.21	$1,000.00	$1,018.50	$6.77	1.33%
Small-Cap Portfolio	1,000.00	1,041.60	5.66	1,000.00	1,019.66	5.60	1.10%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
FEDERAL TAX INFORMATION (Unaudited)
          In January 2006, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2005, if applicable.

2005 Supplemental Tax Information:

	% US Govt	% Income
FUND	Income	Qualifying for DRD

Micro-Cap Portfolio	N/A	19.58%
Small-Cap Portfolio	N/A	100.0%

Definitions:

% US Govt Income: % of Investment Income Paid from US Government Obligations.

% Income Qualifying for DRD: % of Investment Income eligible for the Corporate Dividend Received Deduction.

20 | ROYCE CAPITAL FUND ANNUAL REPORT 2005

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee,* President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 66	Number of Funds Overseen: 23	Age: 64	Number of Funds Overseen: 46**
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.
		Tenure: Since 2004	Non-Royce Directorships: Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002). Director of Maryland Business Roundtable for Education (July 1984-June 2002).

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 51	Number of Funds Overseen: 46**	NAME AND POSITION:	David L. Meister, Trustee
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.		Age: 66 Tenure: Since 1982	Number of Funds Overseen: 23 Non-Royce Directorships: None.
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Principal Occupation(s) During Past Five Years: Private investor. Chairman and Chief Executive Officer of The Tennis Channel (June 2000-March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	Donald R. Dwight, Trustee	NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 74	Number of Funds Overseen: 23	Age: 60	Number of Funds Overseen: 46**
Tenure: Since 1998	Non-Royce Directorships: None	**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.
		Tenure: Since 2001	Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University; Board Member of Hill House, Inc. (Since 1999); Formerly: Trustee of Colgate University (from 1996-2005), President of Hill House, Inc. (from 2001-2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich, Vice President and Treasurer
NAME AND POSITION:	Richard M. Galkin, Trustee	Age: 54
Age: 67	Number of Funds Overseen: 23	Tenure: Since 2001
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 47
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 66	Number of Funds Overseen: 23	Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).
NAME AND POSITION: W. Whitney George, Vice President Age: 47 Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.
NAME AND POSITION:	William L. Koke, Trustee
Age: 71	Number of Funds Overseen: 23
Tenure: Since 1996	Non-Royce Directorships: None	NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 43
Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary Age: 38 Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

*	Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

ROYCE CAPITAL FUND ANNUAL REPORT 2005 | 21

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2005 - $12,895
Year ended December 31, 2004 - $12,800

(b)	Audit-Related Fees:
Year ended December 31, 2005 - $0
Year ended December 31, 2004 - $0

(c)	Tax Fees:
Year ended December 31, 2005 - $3,816 Preparation of tax returns and excise tax review
Year ended December 31, 2004 - $4,070 Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2005 - $0
Year ended December 31, 2004 - $0

(e)(1)           Annual Pre-Approval:     On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                     If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                     Interim Pre-Approval:     If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2005 – $3,816
Year ended December 31, 2004 – $4,070

(h)	No such services were rendered during 2005 or 2004.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.

(a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 1, 2006		Date: March 1, 2006